UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2010

WEGENER CORPORATION
(Exact name of registrant
as specified in its charter)

Delaware	0-11003	81-0371341
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

11350 Technology Circle, Johns Creek, Georgia		30097
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (770) 623-0096

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)
On June 3, 2010, the Audit Committee of the Board of Directors of Wegener Corporation (the “Company”) dismissed BDO Seidman, LLP (“BDO Seidman”) as the Company’s independent registered public accounting firm, effective on that date.

The reports of BDO Seidman on the financial statements of the Company for the fiscal years ended August 28, 2009 and August 29, 2008 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except BDO Seidman’s audit reports were modified for an uncertainty regarding the Company’s ability to continue as a going concern. In the Annual Reports on Form 10-K filed by the Company for the fiscal years ended August 28, 2009 and August 29, 2008, BDO Seidman’s audit reports stated that the Company had suffered recurring losses from operations and had a net capital deficiency that raised substantial doubt about the Company’s ability to continue as a going concern.  During the fiscal years ended August 28, 2009 and August 29, 2008 and through June 3, 2010, there were no disagreements between the Company and BDO Seidman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of BDO Seidman, would have caused them to make reference thereto in their reports on the financial statements for such fiscal years.  During the period described in the preceding sentence, there were no “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided BDO Seidman with a copy of this disclosure and requested that BDO Seidman furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether it agrees with the above statements. A copy of BDO Seidman’s letter, dated June 8, 2010, is attached hereto as Exhibit 16.1.

(b)
On June 3, 2010, the Audit Committee of the Board of Directors of the Company appointed Habif, Arogeti & Wynne, LLP (“Habif, Arogeti & Wynne”) as the Company’s independent registered public accounting firm for fiscal year 2010.  During the  fiscal years ended August 28, 2009 and August 29, 2008 and through the date of the appointment of Habif, Arogeti & Wynne, neither the Company nor anyone on the Company’s behalf consulted with Habif, Arogeti & Wynne with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter from BDO Seidman, LLP to the Securities and Exchange Commission dated June 8, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wegener Corporation Date: June 8, 2010

By:	/s/ C. Troy Woodbury, Jr.
C. Troy Woodbury, Jr.
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

16.1	Letter from BDO Seidman, LLP dated June 8, 2010.